UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2026 (August 19, 2026)
Santander Holdings USA, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (800) 493-8219

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Depositary Shares, Each Representing a 1/1,000th Interest in a Share of Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series H	SNUS PF H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

Effective August 20, 2026, Banco Santander, S.A. (“Santander”), parent of Santander Holdings USA, Inc. (“SHUSA”), completed its previously announced acquisition of Webster Financial Corporation (“Webster”) pursuant to the Agreement and Plan of Merger, dated as of February 3, 2026 by and among Santander, Webster and a wholly own subsidiary of Webster incorporated in the State of Virginia as previously disclosed in SHUSA’s Form 8-K filed on August 20, 2026 (the “Prior Form 8-K”). Immediately following the completion of the acquisition, Santander contributed the assets and liabilities of Webster to SHUSA.

This Current Report on Form 8-K is being filed to amend and supplement the Prior Form 8-K to include the financial statements of Webster and the pro forma financial information required by Item 9.01 of Form 8-K. The pro forma financial information included in this Current Report on Form 8-K has been presented for informational purposes only, as required by Form 8-K. This Current Report on Form 8-K does not purport to represent in the pro forma financial information the actual results of operations that SHUSA and Webster would have achieved had the companies been combined during the periods presented, and is not intended to project the future results of operations that the combined company may achieve. Except as described above, this Current Report on Form 8-K does not otherwise amend, modify or update the disclosures contained in the Prior Form 8-K.

Item 9.01    Financial Statements and Exhibits
(a) Financial statements of businesses acquired
The unaudited condensed consolidated financial statements of Webster as of and for the periods ended June 30, 2026 are filed as Exhibit 99.1 hereto and incorporated herein by reference.
(b) Pro forma financial information
Unaudited pro forma condensed combined balance sheet of SHUSA as of June 30, 2026 and unaudited pro forma condensed combined statements of income of SHUSA for the six months ended June 30, 2026 and the fiscal year ended December 31, 2025 are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.
99.1	Unaudited condensed consolidated financial statements of Webster Financial Corporation as of and for the periods ended June 30, 2026
99.2
Unaudited pro forma condensed combined balance sheet of Santander Holdings USA, Inc. as of June 30, 2026 and unaudited pro forma condensed combined statements of income of Santander Holdings USA, Inc. for the six-months ended June 30, 2026 and the fiscal year ended December 31, 2025.

104	Cover Page Interactive Data File (formatted as inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2026	SANTANDER HOLDINGS USA, INC. By:/s/ Gerard A. Chamberlain Name: Gerard A. Chamberlain Title: Senior Deputy General Counsel and Executive Vice President